SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 28, 1999
                                                           -------------


                         Arch Communications Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23232/1-14248                            31-1358569
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     (Commission File Number)          (I.R.S. Employer Identification No.)


             1800 West Park Drive, Suite 250, Westborough, MA 01581
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               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 870-6700
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              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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   ITEM 5. OTHER EVENTS

   On June 25, 1999 Arch Communications Group, Inc. (the "Company") announced that it would implement the one-for-three reverse split of the Company's Common Stock and Class B Common Stock approved at the Company's special meeting of stockholders held on January 26, 1999. The reverse split became effective at the opening of trading on Monday, June 28, 1999. Fractional shares resulting from the reverse stock split will be settled in cash. Stockholders will be notified by the Company's transfer agent and exchange agent, The Bank of New York, regarding the process for receiving new stock certificates representing post-split shares. Warrants and options to purchase the Company's Common Stock and other securities convertible into shares of the Company's Common Stock will be adjusted in accordance with their terms to reflect the reverse stock split.

   The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

   (c) Exhibits

   The exhibit listed on the accompanying index to exhibits is filed as part of this Current Report on Form 8-K.








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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 1999                        ARCH COMMUNICATIONS GROUP, INC.


                                                     /s/ J. Roy Pottle
                                                  ------------------------
                                            By:   J. Roy Pottle
                                                  Executive Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number             Description

      99                   Press Release, dated June 25, 1999.